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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 28, 2005


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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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           Delaware                        1-11758               36-3145972
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

      1585 Broadway, New York, New York                           10036
  (Address of principal executive offices)                     (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  5.02.  Departure  of  Directors  or  Principal  Officers;   Election  of
Directors; Appointment of Principal Officers.

(b) As previously disclosed, on March 28, 2005, Morgan Stanley (the "Company") announced that Mr. Stephen S. Crawford and Ms. Zoe Cruz have been named Co-Presidents of the Company, with responsibility for the Company's Institutional Securities, Individual Investor and Investment Management Groups. Mr. Stephan F. Newhouse, the former President of the Company, has been offered an alternate senior position at the Company reporting to the Chairman and Chief Executive Officer.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                MORGAN STANLEY
                                               (Registrant)

                                                By:   /s/ RONALD T. CARMAN
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                                                     Name:  Ronald T. Carman
                                                     Title: Assistant Secretary


Date: March 31, 2005